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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 22, 1997



                        COMPAQ COMPUTER CORPORATION
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


          Delaware                     1-9026                  76-0011617
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)




                 20555 SH 249
                Houston, Texas                             77070
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   (Address of Principal Executive Offices)              (Zip Code)



                              (281) 370-0670
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           (Registrant's telephone number, including area code)



       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


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               ITEM 5. Other Events.

               On June 22, 1997, Compaq Computer Corporation, a Delaware corporation ("Compaq"), Tandem Computers Incorporated, a Delaware corporation ("Tandem"), and Compaq-Project, Inc., a Delaware corporation and a wholly owned subsidiary of Compaq ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein (including termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976), Merger Subsidiary will be merged with and into Tandem with Tandem to be the surviving corporation of such merger (the "Merger"), and as a result of the Merger, Tandem will become a wholly owned subsidiary of Compaq. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $.025 per share (the "Tandem Common Stock"), of Tandem (other than treasury shares or shares held by Compaq or any subsidiary of Compaq) will be converted into the right to receive 0.21 shares of common stock, par value $0.01 per share, of Compaq.

               In connection with the Merger Agreement, Tandem has entered into a Stock Option Agreement ("Stock Option Agreement") with Compaq dated June 22, 1997, pursuant to which Tandem has granted Compaq an irrevocable option to purchase for $22.44 per share in cash up to 17,400,000 shares of Tandem Common Stock in certain circumstances.

               The foregoing description of the terms of the transactions is qualified in its entirety by reference to the Merger Agreement and the Stock Option Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 and is incorporated herein by reference. A copy of the Stock Option Agreement is filed as Exhibit 2.2 and is incorporated herein by reference.


               ITEM 7.  Exhibits.

               Exhibit 2.1 Agreement and Plan of Merger dated as of June 22,
                           1997 among Tandem Computers Incorporated, Compaq Computer Corporation and Compaq-Project, Inc.

               Exhibit 2.2 Stock Option Agreement dated as of June 22, 1997 between Tandem Computers Incorporated and Compaq Computer Corporation.



                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMPAQ COMPUTER CORPORATION


Dated: June 26, 1997          By:  /s/ Earl L. Mason
                              -----------------------------------------
                              Name:  Earl L. Mason
                              Title: Senior Vice President and
                                     Chief Financial Officer


                             INDEX TO EXHIBITS


                                                                    Sequential
Exhibit No.                       Description                        Page No.
-----------                  --------------------                   ----------
Exhibit 2.1 Agreement and Plan of Merger dated as of June 22, 1997 among Tandem Computers
                    Incorporated, Compaq Computer
                    Corporation and Compaq-Project, Inc.

Exhibit 2.2         Stock Option Agreement dated as of June
                    22, 1997 between Tandem Computers
                    Incorporated and Compaq Computer
                    Corporation.